Exhibit 10.31
AMENDMENT TO
RESTRICTED STOCK UNIT AGREEMENT
THIS AMENDMENT TO RESTRICTED STOCK UNIT AGREEMENT (this “Amendment”) is made and entered into as of October 28, 2011, by and between Ameristar Casinos, Inc., a Nevada corporation (the “Company”), and Gordon R. Kanofsky (the “Executive”).
WHEREAS, the Company and the Executive are parties to a Restricted Stock Unit Agreement, dated as of January 29, 2010 (the “Agreement”); and
WHEREAS, the Company and the Executive desire to amend the Agreement in certain respects as more particularly set forth in this Amendment.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the Company and the Executive agree as follows:

1.	Amendment to Section 4. Section 4 of the Agreement is hereby deleted in its entirety effective as of the date hereof.

2.	Confirmation. Except as amended pursuant to this Amendment, the terms of the Agreement shall continue in full force and effect.
[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

AMERISTAR CASINOS, INC.		EXECUTIVE:

By:	/s/ Peter C. Walsh	/s/ Gordon R. Kanofsky

Name:	Peter C. Walsh	GORDON R. KANOFSKY
Title:	Senior Vice President and
General Counsel